SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K




                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): March 7, 2000


                               Dime Bancorp, Inc.
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             (Exact Name of Registrant as Specified in its Charter)




          Delaware                     001-13094                      11-3197414
-------------------------------     ----------------        --------------------
(State or Other Jurisdiction)         (Commission                (IRS Employer
                                      File Number)           Identification No.)


     589 Fifth Avenue
     New York, New York                                              10017
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(Address of Principal Executive Offices)                           (Zip Code)


Registrant's telephone number, including area code: (212) 326-6170



                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

         As previously disclosed in a Current Report on Form 8-K filed by Dime on March 13, 2000, several complaints have been filed in the Delaware Court of Chancery against Dime and members of Dime's board of directors.

         This current report on Form 8-K includes two additional complaints, one filed in the Delaware Court of Chancery on March 7, 2000 and the other filed in the Supreme Court of the State of New York County of Queens on March 8, 2000.

         Dime believes that these actions are without merit and intends to defend them vigorously.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)-(b)  Not applicable.

(c)      Exhibits Required by Item 601 of Regulation S-K

         Exhibit Number      Description
         --------------      -----------

         99.1 Complaint, Great Neck Capital Appreciation Partnership v. Dime Bancorp, Inc., et. al., Civil Action No. 17866 filed in the Court of Chancery of the State of Delaware in and for New Castle County

         99.2                Complaint, Silverberg v. Dime Bancorp, Inc., et.
                             al., Civil Action No. 5535/2000 filed in the Supreme Court of the State of New York County of Queens



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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                              DIME BANCORP, INC.




                                              By: /s/ Anthony Burriesci
                                                  ------------------------------
                                                  Name: Anthony Burriesci
                                                  Title: Chief Financial Officer


Date: March 14, 2000



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


                                  EXHIBIT INDEX


Exhibit Number     Description
--------------     -----------

99.1               Complaint, Great Neck Capital Appreciation Partnership v.
                   Dime Bancorp, Inc., et. al., Civil Action No. 17866 filed in the Court of Chancery of the State of Delaware in and for New Castle County

99.2 Complaint, Silverberg v. Dime Bancorp, Inc., et. al., Civil Action No. 5535/2000 filed in the Supreme Court of the State of New York County of Queens




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